                                                                Exhibit 99.A9.B




















                                Exhibit 24(b)(5)

Application for Flexible Payment Variable Accumulation Deferred Annuity Contract

AUSA FREEDOM PREMIER

Variable Annuity Application








[AUSA LIFE LOGO]

APPLICATION INSTRUCTIONS


1        ANNUITANT
--------------------------------------------------------------------------------

         Please provide all of the information requested for the Annuitant. The Annuitant is the person who will receive the Annuity Payments and on whose life expectancy payments are based. Provide the Annuitant's Social Security Number.

2        CONTRACT OWNER
--------------------------------------------------------------------------------

         Complete ONLY if Contract Owner is not the same as the Annuitant.

         Please provide all of the information requested for the Contract Owner. Should the Owner be a Trust, a complete trust date must be supplied. If this is to be an Individual Retirement Annuity, the Contract Owner must be the same as the Annuitant. Provide the Contract Owner's Taxpayer Identification Number. For individuals, this is the Social Security Number, for corporations, this is the Federal Employer Tax Identification Number.

3        BENEFICIARY DESIGNATION
--------------------------------------------------------------------------------

         The Primary Beneficiary will receive the death benefit proceeds payable in the event of the Owner's death, or the Annuitant's death, if the Owner is not a natural person. If the Primary Beneficiary is already deceased, the Contingent Beneficiary, if designated, will receive the death benefit proceeds; otherwise, the proceeds will be paid to the Owner's estate. The relationship of the Beneficiary to the Annuitant must be provided.

4        NAME OF ANNUITY
--------------------------------------------------------------------------------

         The Name of Annuity being applied for must be indicated.

5        TYPE OF PLAN
--------------------------------------------------------------------------------

         The annuity will be issued as the type of plan indicated in this section.

         (IRA sources: Transfer - Trustee to Trustee; Rollover/Direct Rollover - Qualified Retirement Plan to IRA, (Trustee to Trustee or Trustee to Individual/Participant); Conduit - IRA established from a Direct Rollover with the intent to roll back into another Qualified Retirement
         Plan)

6        REPLACEMENT
--------------------------------------------------------------------------------

         The Contract Owner must answer the replacement question.

         If replacing a life insurance policy or an annuity contract from another company, please check the box marked "Yes", and complete the required form(s). If not replacing a policy or a contract, check the box marked "No."

7        INITIAL PREMIUM
--------------------------------------------------------------------------------

         Refer to the prospectus for the minimum initial purchase payment, payable by check, wire transfer* or by an Exchange or Transfer. Indicate the initial purchase amount if enclosed with the application.

         * Contact the administrative office for wiring instructions.

8        SPECIAL INSTRUCTIONS
--------------------------------------------------------------------------------

         Complete this section to indicate any special remarks.

9        ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         Complete this section if the Contract Owner would like a Statement of Additional Information.

10       INVESTMENT SELECTION
--------------------------------------------------------------------------------

         Payments may be allocated to any combination of the available Sub-Accounts, or the Fixed Account. Please indicate each allocation selected as a whole percentage of the Purchase Payment; note that the allocations must total 100%.

         Future premiums will be allocated as shown in this section, unless the Contract Owner notifies AUSA Life Insurance Company, Inc. differently in writing.

11       STATEMENT OF OWNER
--------------------------------------------------------------------------------

         The Owner must sign, as indicated, exactly as the name appears in either Section 1, if Annuitant and Owner are the same, or in Section 2, if Annuitant and Owner are different. The State in which the application was written and the date signed are also required.

12       BROKER/DEALER INFORMATION
--------------------------------------------------------------------------------

         The Registered Representative signature and the date signed are required. Complete all of the remaining information by PRINTING CLEARLY.

         The Registered Representative must answer the replacement question.

13       AUTOMATIC MONTHLY INVESTING
--------------------------------------------------------------------------------

         Complete this section if Automatic Monthly Investing by electronic funds is desired. A voided, unsigned check from the bank account to be debited must be attached to the application. Automatic Monthly Investing will be processed on the date specified herein. If the date an Automatic Monthly Investing transaction would otherwise be processed falls on a non-business day, the Automatic Monthly Investing will be processed on the next business day. The amount debited will be allocated according to the instructions in Section 10 of the Application, or as subsequently changed in writing by the Owner. Credit unions and savings accounts may not be eligible; please consult your banking institution.

OPTIONAL FEATURE INSTRUCTIONS


14       DOLLAR COST AVERAGING
--------------------------------------------------------------------------------

         Complete this section if Dollar Cost Averaging is desired. If selected, AUSA Life Insurance Company, Inc. will automatically transfer the stated amount(s) from the designated Sub-Account(s) or the Fixed Account* to the other Sub-Account(s) or Fixed Account indicated on the chosen date of each month. The "Dollar Cost Averaging" feature is a long-term investment method that provides for regular, level investments over time. AUSA Life Insurance Company, Inc. makes no guarantee that the Dollar Cost Averaging feature, if implemented, will result in a profit or protect from loss. To complete this section, indicate the Sub-Account(s) or Fixed Account* from which the Dollar Cost Averaging are to be made, one Sub-Account or Fixed Account* per "From" line.

         A minimum of $5,000 must be allocated in each Sub-Account chosen (or Fixed Account*) at the time this option is initiated. At least $1000 in the aggregate must be transferred each month. *No more than 1/10 of the amount in the Fixed Account at the beginning of the Dollar Cost Averaging can be transferred each month. (Note: This option is not available if "Automatic Withdrawal or Asset Rebalancing" option is selected.)

15       ASSET REBALANCING
--------------------------------------------------------------------------------

         Complete this section if Asset Rebalancing is desired. If selected, AUSA Life Insurance Company, Inc. will automatically transfer amounts among the chosen Sub-Accounts on the frequency selected to maintain a desired allocation of the annuity purchase value among the various Sub-Accounts offered. AUSA Life Insurance Company, Inc. makes no guarantee that the Asset Rebalancing feature, if implemented, will result in a profit or protect against loss. To be eligible, a minimum initial purchase payment of $5,000 must accompany this application. *Asset Rebalancing is not available for any amounts in the Fixed Account (Note: This option is not available if "Automatic Withdrawal or Dollar Cost Averaging" option is selected.)

16       AUTOMATIC PARTIAL SURRENDER
--------------------------------------------------------------------------------

         The Owner may select to partially surrender up to 10% of the Contract value annually, payable in equal annual, semi-annual, quarterly, or monthly installments of at least $200 per month. To be eligible, a minimum initial premium of $25,000 must accompany this application. A penalty tax equal to 10% of the amount of the partial surrenders treated as taxable income will generally be imposed on the partial surrenders prior to the Owner's age 59 1/2. Partial surrenders will be processed on the date specified herein. If the date an Automatic Partial Surrender transaction would otherwise be processed falls on a non-business day, the Automatic Partial Surrender will be processed on the next business day. For Tax-Qualified contracts, or if the Owner is a resident of a community property state, spousal signature is required. If an alternate payee is designated, and the payee is a bank account, the Automatic Partial Surrender will be directly deposited by electronic funds transfer. If the payee is not a bank, please allow 7 to 10 days for receipt of funds by mail. Indicate whether or not to withhold Federal income tax from the partial surrender payments. *Automatic Partial Surrenders is not available for any amounts in the Fixed Account (Note: This option is not available if "Dollar Cost Averaging or Asset Rebalancing" option is selected.)

ONLY ONE OF THE FOLLOWING OPTIONS IN SECTIONS 14, 15 OR 16 MAY BE CHOSEN


17       APPROVAL OF OPTIONAL FEATURES
--------------------------------------------------------------------------------

         If any of the Optional features available in Section(s) 13, 14 and 15 have been selected, please complete this section by printing and signing your name as indicated.

         For assistance in completing this application, please call your dedicated "800" line and dial extension 6525 for our Sales Support Team.

         PLEASE MAIL APPLICATION AND CHECK PAYABLE TO:       IF OVERNIGHT DELIVERY:
         AUSA Life Insurance Company, Inc.                   AUSA Life Insurance Company, Inc.
         Administrative Office                               Attention: Annuity Department
         P.O. Box 9054                                       8550 Ulmerton Road, Suite 101
         Clearwater, FL 33758-9054                           Largo, FL 33771

                                              AUSA LIFE INSURANCE COMPANY, INC.,
                                        P.O. BOX 9054, CLEARWATER, FLORIDA 33758

VARIABLE ANNUITY APPLICATION


1        ANNUITANT
--------------------------------------------------------------------------------


         -----------------------------------------------------------------------
         Name


         -----------------------------------------------------------------------
         Address


         -----------------------------------------------------------------------
         City                                   State             Zip


         -----------------------------------------------------------------------
         Social Security Number

         [ ]  male
         [ ]  female

         -----------------------------------------------------------------------
         Date of Birth (mm/dd/yyyy)

         (     )
         -----------------------------------------------------------------------
         Daytime Telephone


2        CONTRACT OWNER (IF OTHER THAN ANNUITANT)
--------------------------------------------------------------------------------


         -----------------------------------------------------------------------
         Name


         -----------------------------------------------------------------------
         Address


         -----------------------------------------------------------------------
         City                                   State             Zip


         -----------------------------------------------------------------------
         Social Security Number or Tax ID Number

         [ ]  male
         [ ]  female

         -----------------------------------------------------------------------
         Date of Birth (mm/dd/yyyy)

         (     )
         -----------------------------------------------------------------------
         Daytime Telephone


3        BENEFICIARY DESIGNATION
--------------------------------------------------------------------------------

   PRIMARY BENEFICIARY

         Name                  Relationship to Annuitant             Percentage


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

   CONTINGENT BENEFICIARY

         Name                  Relationship to Annuitant             Percentage


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         (If more than one Primary or Contingent Beneficiary is designated, proceeds will be divided equally among the survivors within the classification unless otherwise indicated.)

4        NAME OF ANNUITY
--------------------------------------------------------------------------------

         [ ]  AUSA Freedom Premier



5        TYPE OF PLAN (SEE PROSPECTUS FOR MINIMUM CONTRIBUTIONS)
--------------------------------------------------------------------------------

         [ ]  Non-Qualified      [ ]  SEP/IRA         [ ]  SIMPLE IRA
         [ ]  Roth IRA           [ ]  IRA

         (Indicate the source of the IRA below)

         [ ]  Transfer           [ ]  Conduit
         [ ]  Rollover/Direct Rollover
         [ ]  Conversion: tax year ________________

         [ ]  Contributory: tax year _______________

         [ ]  Other

6        REPLACEMENT (REQUIRED)
--------------------------------------------------------------------------------

         Is this annuity intended to replace (in whole or in part) an existing life insurance policy or annuity contract?

         [ ]  Yes
         [ ]  No

         If Yes, please provide the name and the policy or contract number below:

         -----------------------------------------------------------------------
         Company

         -----------------------------------------------------------------------
         Policy or Contract Number

7        INITIAL PREMIUM
--------------------------------------------------------------------------------
          Make Check Payable to "AUSA Life Insurance Company, Inc."

         $
           --------------------------------------------------

         [ ]  Automatic Monthly Investing (Complete section No. 16)

8        SPECIAL INSTRUCTIONS
--------------------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


                                      [1]

9        ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         [ ]  Yes, Please send me a statement of additional information.

10       INVESTMENT SELECTION
--------------------------------------------------------------------------------

AUSA Munder Net50 ........................................................     %
AUSA Van Kampen Emerging Growth ..........................................     %
AUSA T. Rowe Price Small Cap .............................................     %
AUSA Pilgrim Baxter Mid Cap Growth .......................................     %
AUSA Alger Aggressive Growth .............................................     %
AUSA Third Avenue Value ..................................................     %
AUSA Value Line Aggressive Growth ........................................     %
AUSA GE International Equity .............................................     %
AUSA Gabelli Global Growth ...............................................     %
AUSA Great Companies - Global(2) .........................................     %
AUSA Great Companies - Technology(SM) ....................................     %
AUSA Janus Growth ........................................................     %
AUSA LKCM Capital Growth .................................................     %
AUSA Goldman Sachs Growth ................................................     %
AUSA GE U.S. Equity ......................................................     %
AUSA Great Companies - America(SM) .......................................     %
AUSA Salomon All Cap .....................................................     %
AUSA C.A.S.E. Growth .....................................................     %
AUSA Dreyfus Mid Cap .....................................................     %
AUSA NWQ Value Equity ....................................................     %
AUSA T. Rowe Price Dividend Growth .......................................     %
AUSA Dean Asset Allocation ...............................................     %
AUSA LKCM Strategic Total Return .........................................     %
AUSA J.P. Morgan Real Estate Securities ..................................     %
AUSA Federated Growth & Income ...........................................     %
AUSA AEGON Balanced ......................................................     %
AUSA AEGON Bond ..........................................................     %
AUSA J.P. Morgan Money Market ............................................     %
Fidelity VIP III Growth Opportunities Portfolio ..........................     %
Fidelity VIP II Contrafund(R) Portfolio ..................................     %
Fidelity VIP Equity-Income Portfolio .....................................     %
Fixed Account ............................................................     %
Other ....................................................................     %

11       STATEMENT OF OWNER
--------------------------------------------------------------------------------

         I hereby represent my answers on this application are true and complete to the best of my knowledge and belief. I agree that this application shall be a part of the annuity contract. I have received a current Prospectus for the contract applied for. I understand that I should consult my own tax advisor and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan. I UNDERSTAND THAT UNDER THE CONTRACT APPLIED FOR VALUES MAY INCREASE OR DECREASE DEPENDING UPON INVESTMENT EXPERIENCE. I also state that the contract is in accordance with my financial objectives.

                  *        The maturity date is the Annuitant's 90th Birthday.
                           The standard annuity option is variable account life with 120 monthly payments guaranteed. Option to change election is permitted by the contract.

         Under penalty of perjury, I (the owner) certify that my Taxpayer I.D. Number is correct as it appears on the application and that I am not subject to backup withholding.

         -----------------------------------------------------------------------
         Signed in (State)     Date Signed          Signature of Contract Owner


12       BROKER/DEALER INFORMATION (FOR REGISTERED REPRESENTATIVE USE ONLY)
--------------------------------------------------------------------------------

         I certify that (1) the Applicant signed this completed Application in my presence; (2) I am authorized and qualified to discuss the contract herein applied for.


         -----------------------------------------------------------------------
         Registered Representative Signature                      Date


         -----------------------------------------------------------------------
         Print RR Name, WRL RR Number, Production %, State License (If
         Applicable)


         -----------------------------------------------------------------------
         Registered Representative Telephone Number

                                      High           Mid          Level
         [ ]  [ ]  [ ]  [ ]  [ ]      ---------------------------------
                                                   Circle


         -----------------------------------------------------------------------
         Name of Broker/Dealer           Dealer Number           Dealer Branch


         -----------------------------------------------------------------------
         Print RR Name, AUSA RR Number, Production %, State License (If Applicable)


         -----------------------------------------------------------------------
         Print RR Name, AUSA RR Number, Production %, State License (If Applicable)


         -----------------------------------------------------------------------
         Registered Representative Fax Number

         * Do you have any reason to believe that the contract applied for is to replace an existing annuity contract or life policy? [ ] Yes [ ] No

13       AUTOMATIC MONTHLY INVESTING (ATTACH VOIDED CHECK)
--------------------------------------------------------------------------------

         [ ] I authorize the making of Premium Payments by electronic funds transfer on a monthly basis, in the amount of $_________________, beginning on the__________ day of each month (except the 29th, 30th, or 31st). I have attached to this form a voided, unsigned check from the bank account to be debited. I may notify AUSA in writing at the Administrative Office to cancel this authorization at any time.

         (Note: Credit unions and savings accounts may not be eligible; please consult your banking institution.)


                                      [2]

OPTIONAL FEATURES


14 DOLLAR COST AVERAGING ("DCA") (MINIMUM OF $5,000 IN EACH SUB-ACCOUNT OR FIXED ACCOUNT* REQUIRED)
--------------------------------------------------------------------------------

         I hereby request and authorize AUSA to transfer funds from the selected Sub-Account(s) or Fixed Account* to invest in the portfolio(s), in the amount indicated below. The transfers are to be made on the___________ day of the month (except the 29th, 30th, or 31st for ___________ months. (minimum of 6 months, maximum of 24 months.) The minimum total to be transferred each month is $1000.

         Transfer From:   $                  $                  $
                          ----------------   ----------------   ----------------
                          Bond               Fixed Account*     Money Market

         Transfer To:

                          $                                     $
         --------------   ----------------   ----------------   ----------------
                          $                                     $
         --------------   ----------------   ----------------   ----------------
                          $                                     $
         --------------   ----------------   ----------------   ----------------

         Note: The first transfer will take place the month following the issuance of the contract. I understand that DCA transfers do not guarantee a profit and do not protect against a loss. I further understand and agree: (1) AUSA Life Insurance Company, Inc. shall not be subjected to any claim, loss, liability, cost or expense if it acts in reliance upon the instructions contained in the authorization; and
         (2) this authorization shall not affect the allocation of future net purchase payments; and (3) once elected, transfers will be processed monthly until the date AUSA receives written instructions from me at the Administrative Office to cancel the monthly DCA transfers. The scheduled time as indicated above has ended or the date AUSA Life Insurance Company, Inc. discontinues this DCA transfer privilege.

         (* No more than 1/10 of the amount in the Fixed Account at the beginning of the Dollar Cost Averaging can be transferred each month.)

15       ASSET REBALANCING (MINIMUM INITIAL PURCHASE PAYMENT OF $5,000)
--------------------------------------------------------------------------------

         I hereby request and authorize AUSA to automatically transfer amounts among the chosen Sub-Accounts (as indicated below) on the frequency selected to maintain a desired allocation of the Annuity Purchase Value among the various Sub-Accounts offered.

         Frequency:  [ ] Quarterly  [ ] Semi-Annual  [ ] Annual  [ ] Monthly

         %_____AUSA Munder Net50
         %_____AUSA Van Kampen Emerging Growth
         %_____AUSA T. Rowe Price Small Cap
         %_____AUSA Pilgrim Baxter Mid Cap Growth
         %_____AUSA Alger Aggressive Growth
         %_____AUSA Third Avenue Value
         %_____AUSA Value Line Aggressive Growth
         %_____AUSA GE International Equity
         %_____AUSA Gabelli Global Growth
         %_____AUSA Great Companies - Global(2)
         %_____AUSA Great Companies - Technology(SM)
         %_____AUSA Janus Growth
         %_____AUSA LKCM Capital Growth
         %_____AUSA Goldman Sachs Growth
         %_____AUSA GE U.S. Equity
         %_____AUSA Great Companies - America(SM)
         %_____AUSA Salomon All Cap
         %_____AUSA C.A.S.E. Growth
         %_____AUSA Dreyfus Mid Cap
         %_____AUSA NWQ Value Equity
         %_____AUSA T. Rowe Price Dividend Growth
         %_____AUSA Dean Asset Allocation
         %_____AUSA LKCM Strategic Total Return
         %_____AUSA J.P. Morgan Real Estate Securities
         %_____AUSA Federated Growth & Income
         %_____AUSA AEGON Balanced
         %_____AUSA AEGON Bond
         %_____AUSA J.P. Morgan Money Market
         %_____Fidelity VIP III Growth Opportunities Portfolio
         %_____Fidelity VIP II Contrafund(R) Portfolio
         %_____Fidelity VIP Equity-Income Portfolio
         %_____Other
         [ ] Pro-Rata

         (The percent % must equal 100%)

         Note: AUSA Life Insurance Company, Inc. will effect the initial rebalancing of the Cash Value on the next such anniversary, in accordance with the Contract's current Net Purchase Payment Allocation schedule. Asset Rebalancing will be processed in the frequency requested until the earlier of: (a) the date AUSA Life Insurance Company, Inc. receives written instructions from me at the Administrative Office to cancel the Asset Rebalancing; or (b) the date any transfer is made to, or from any Sub-Account, other than a scheduled rebalancing; or (c) the date AUSA Life Insurance Company, Inc. discontinues this Asset Rebalancing privilege. Asset rebalancing is not available for any amounts in the Fixed Account.

         APPROVAL SIGNATURES FOR OPTIONS 13 AND 14 ARE REQUIRED ON THE NEXT
         PAGE.


                                      [3]

OPTIONAL FEATURES

16       AUTOMATIC PARTIAL SURRENDERS (MINIMUM INITIAL PREMIUM OF $25,000)
--------------------------------------------------------------------------------

         Subject to the provisions of the prospectus and this authorization, I hereby request and authorize AUSA to systematically make partial surrenders of as follows:

                 Amount $______________________________

                 Frequency: [ ] Annual [ ] Semi-Annual [ ] Quarterly [ ] Monthly

                 Begin date (mm/dd/yyyy):___________________________ (Except
                 29th, 30th, or 31st)

         from the Sub-Accounts shown below and to make payment to me unless a different payee is named below.
         (72T calculation and disclosure must accompany.)

                 Type of Partial Surrender (Check One)

                 [ ] Standard Systematic Partial Surrenders
                 [ ] 72T/72Q (Substantially Equal Payments)
                 [ ] RMD (Required Minimum Distribution)


         Alternate Payee Designation: If the alternate payee is a Bank Account, Please attach a voided check for direct deposit by electronic funds transfer. Note: Provide the following information only if the name of the payee differs from the Owner. AUSA is directed to make monthly Automatic Partial Surrender Payments to:


         -----------------------------------------------------------------------
         Payee Name or Bank                      Bank Account - Routing Number
         (Attach a voided check for bank payee)


         -----------------------------------------------------------------------
         Address                                 City              State   Zip


         AUTOMATIC PARTIAL SURRENDERS REQUIRE A MINIMUM INITIAL PREMIUM OF
         $25,000

         (FIXED ACCOUNT NOT AVAILABLE) AGGREGATE PARTIAL SURRENDER CANNOT EXCEED 10% OF ANNUITY VALUE ANNUALLY
         -----------------------------------------------------------------------

         Amounts received as partial surrenders from non-tax qualified annuity contracts prior to the maturity date are first treated as taxable income to the extent of any gain. Additionally, a penalty tax equal to 10% of the amount treated as taxable gain will generally be imposed on partial surrenders made prior to the Owner's age 59 1/2. This authorization applies only to this AUSA application/contract being applied for. A separate authorization must be completed for any additional Variable Annuity Contracts owned. I understand and agree to the terms and conditions as set forth in the Prospectus.

         ELECTION FOR RECIPIENTS OF PERIODIC PAYMENTS - INSTRUCTIONS

         (FAILURE TO COMPLETE THIS SECTION MAY RESULT IN A DELAY OF REQUESTED WITHDRAWALS)
         -----------------------------------------------------------------------

         - Check box A if you do not want any Federal income tax withheld from your annuity partial surrender payments.

         - Check box B if you do want Federal income tax withheld from your annuity partial surrender payments.

         Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your annuity payments. You may also be subject to tax penalties under the estimated tax payment rules if your payment of estimated tax and withholding, if any, is inadequate.

         (CHECK ONE ONLY)

                 A [ ] I do not want to have Federal income tax withheld from my annuity partial surrender payments.

                 B [ ] I wish to have Federal income tax withheld from my annuity partial surrender payments: ________________% (If percentage not indicated, 10% will be withheld.)

         Sub-Account Partial Surrender Allocation

         $_____AUSA Munder Net50
         $_____AUSA Van Kampen Emerging Growth
         $_____AUSA T. Rowe Price Small Cap
         $_____AUSA Pilgrim Baxter Mid Cap Growth
         $_____AUSA Alger Aggressive Growth
         $_____AUSA Third Avenue Value
         $_____AUSA Value Line Aggressive Growth
         $_____AUSA GE International Equity
         $_____AUSA Gabelli Global Growth
         $_____AUSA Great Companies - Global(2)
         $_____AUSA Great Companies - Technology(SM)
         $_____AUSA Janus Growth
         $_____AUSA LKCM Capital Growth
         $_____AUSA Goldman Sachs Growth
         $_____AUSA GE U.S. Equity
         $_____AUSA Great Companies - America(SM)
         $_____AUSA Salomon All Cap
         $_____AUSA C.A.S.E. Growth
         $_____AUSA Dreyfus Mid Cap
         $_____AUSA NWQ Value Equity
         $_____AUSA T. Rowe Price Dividend Growth
         $_____AUSA Dean Asset Allocation
         $_____AUSA LKCM Strategic Total Return
         $_____AUSA J.P. Morgan Real Estate Securities
         $_____AUSA Federated Growth & Income
         $_____AUSA AEGON Balanced
         $_____AUSA AEGON Bond
         $_____AUSA J.P. Morgan Money Market
         $_____Fidelity VIP III Growth Opportunities Portfolio
         $_____Fidelity VIP II Contrafund(R) Portfolio
         $_____Fidelity VIP Equity-Income Portfolio
         $_____Other
         $_____Other

17       APPROVAL OF OPTIONAL FEATURES
--------------------------------------------------------------------------------

         By signing below, I hereby attest that I have selected the options available in any or all Optional Features in Sections 13, 14, 15 and 16 according to the information which I have entered in each section.


         -----------------------------------------------------------------------
         Owner's Name - Please Print         Owner's Signature             Date


         -----------------------------------------------------------------------
         Name of Spouse - Please Print       Signature of Spouse *     Date

         * Signature of Spouse required if the contract is a Tax-Qualified plan.


                                      [4]